Exhibit 99.2

THOMAS PROPERTIES GROUP, INC. ANNOUNCES

FOURTH QUARTER 2006 RESULTS

Thomas Properties Group, Inc. (Nasdaq: TPGI) reported today the results of operations for the quarter December 31, 2006.

The results of operations presented in this release include TPGI’s results of operations for the three months and twelve months ended December 31, 2006 and 2005. The consolidated net loss for the three months ended December 31, 2006 was $1,714,000 or $0.12 per share compared to consolidated net loss of $2,900,000 or $0.20 per share for the three months ended December 31, 2005. The consolidated net loss for the year ended December 31, 2006 was $2,196,000 or $0.15 per share compared to consolidated net income of $644,000 or $0.05 per share for the year ended December 31, 2005.

TPGI’s share of After Tax Cash Flow (ATCF), as defined in note (c) to the financial statements below, for the three months ended December 31, 2006 was $3,755,000 or $0.26 per share compared to a deficit ATCF amount of $386,000 or $0.03 per share for the three months ended December 31, 2005. TPGI’s share of ATCF for the year ended December 31, 2006 was $14,860,000 or $1.04 per share compared to $16,556,000 or $1.16 per share (including $0.69 per share related to net gains from debt restructurings) for the year ended December 31, 2005.

“We are making great progress in executing our strategy of increasing the value of our company by developing, acquiring and renovating assets and by expanding our investment management business,” said James A. Thomas, CEO. “During 2006 we increased our investment advisory, management, leasing and development services fees by 64% over 2005, and we continue to expand that portion of our business. We increased the size of our portfolio in the joint venture with CalSTRS and made excellent progress in the repositioning of one of our most significant assets, City National Plaza, increasing the leased percentage at that property from 59% to 72%. We started construction on Murano in Philadelphia, which is a 304-unit luxury condominium project slated for completion in 2008, and we sold a portion of our development property in El Segundo, where we will realize a gain of $18.4 million while retaining 88% of the development rights. We look forward to continuing to add value through our investment management business, our portfolio management business, and by taking advantage of our development opportunities.”

Financial schedules follow. Further information is available in the Supplemental Financial Information for the Fourth Quarter 2006, which is available in the Investor Relations section (Financial Information) on TPGI’s website at www.tpgre.com, or by calling Diana Laing, Chief Financial Officer, at the number below.

Teleconference and Webcast

TPGI will hold a quarterly earnings conference call on Friday, March 2, 2007, at 10:00 a.m. Pacific Time. To participate in the call, dial 866-277-1184 (US) or 617-597-5360 (International), and provide confirmation code 38169989. A live webcast (listen only mode) of the conference call will also be available at this time. A hyperlink to the live webcast will be available from the Investor Relations section of our website at www.tpgre.com. A replay of the call will be available through March 23, 2007 by calling 888-286-8010 (US) or 617-801-6888 (International), and providing confirmation code 72605085. A webcast replay of the call will also be available from the Investor Relations section of our website at www.tpgre.com.

The webcast is also being distributed through the Thomson StreetEvents Network to both institutional and individual investors. Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal, powered by StreetEvents. Institutional investors can access the call via Thomson’s password-protected event management site, StreetEvents (www.streetevents.com).

About Thomas Properties Group, Inc.

Thomas Properties Group, Inc. is a full-service real estate company that owns, acquires, develops and manages office, retail and multi-family properties throughout the United States. The company has four primary areas of focus: property operations, property acquisitions, property development and redevelopment, and investment management. The company seeks to capitalize on opportunities for above-average risk-adjusted investment returns from real estate ownership, while managing the volatility associated with the real estate industry through joint-venture ownership structures. For more information on Thomas Properties Group, Inc., visit the company’s website at www.tpgre.com.

Forward Looking Statements

Statements made in this press release or during the conference call that are not historical may contain forward-looking statements. Although TPGI believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to numerous risks and uncertainties. Factors that could cause actual results to differ materially from TPGI’s expectations include actual and perceived trends in various national and economic conditions that affect global and regional markets for commercial real estate services, including interest rates, the availability of credit to finance commercial real estate transactions, and the impact of tax laws affecting real estate. For a discussion of some of the factors that may cause our results to differ from management’s expectations, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Factors That May Influence Future Results of Operations” in our 10-K for the year ended December 31, 2005, which has been filed with the SEC. TPGI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

THOMAS PROPERTIES GROUP, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data).

(unaudited)

	Three months ended December 31,
	2006	2005
Revenues:
Rental	$8,190	$8,389
Tenant reimbursements	5,080	4,613
Parking and other	886	958
Investment advisory, management, leasing, and development services	2,017	1,032
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	4,596	2,752

Total revenues	20,769	17,744

Expenses:
Rental property operating and maintenance	3,326	3,696
Real estate taxes	1,473	1,460
Investment advisory, management, leasing, and development services	2,865	1,736
Rent - unconsolidated real estate entities	57	58
Interest	4,692	4,560
Depreciation and amortization	3,144	3,024
General and administrative	5,447	3,265

Total expenses	21,004	17,799

Gain on sale of real estate	1,041	—
Loss from early extinguishment of debt	—	(4,497)
Interest income	1,107	184
Equity in net loss of unconsolidated real estate entities	(3,409)	(6,882)
Minority interests - unitholders in the Operating Partnership	601	5,827
Minority interests in consolidated real estate entities	18	410

(Loss) before (provision) benefit for income taxes	(877)	(5,013)
(Provision) benefit for income taxes	(837)	2,113

Net (loss)	$(1,714)	$(2,900)

Basic (loss) per share	$(0.12)	$(0.20)
Diluted (loss) per share	(0.12)	(0.20)

Weighted average common shares - basic	14,354,703	14,310,367
Weighted average common shares - diluted	14,354,703	14,310,367

Reconciliation of net (loss) to earnings before depreciation, amortization and deferred taxes (EBDT) (a):

Net (loss)	$(1,714)	$(2,900)
Adjustments:
Deferred income tax expense (benefit)	837	(2,113)
Minority interests	(619)	(6,237)
Depreciation and amortization	3,144	3,024
Amortization of loan costs	129	115
Unconsolidated real estate entities:
Depreciation and amortization	3,628	6,179
Depreciation and amortization from discontinued operations	—	129
Depreciation and amortization and accretion from cumulative effect of change in accounting principle	—	319
Amortization of loan costs	555	170

EBDT	$5,961	$(1,314)

TPGI share of EBDT (b)	$2,691	$(608)

EBDT per share – basic	$0.19	$(0.04)

EBDT per share – diluted	$0.19	$(0.04)

Reconciliation of net (loss) to after tax cash flow (ATCF) (c):

Net (loss)	$(1,714)	$(2,900)
Adjustments:
Deferred income tax expense (benefit)	837	(2,113)
Minority interests	(619)	(6,237)
Depreciation and amortization	3,144	3,024
Amortization of loan costs	129	115
Non-cash compensation expense	1,381	116
Straight-line rent adjustments	1,478	1,286
Fair market value of rent adjustments	(1)	(88)
Unconsolidated real estate entities:
Depreciation and amortization	3,628	6,179
Depreciation and amortization from discontinued operations	—	129
Depreciation and amortization and accretion from cumulative effect of change in accounting principle	—	319
Amortization of loan costs	555	170
Straight-line rent adjustments	(538)	(771)
Fair market value of rent adjustments	36	(63)

ATCF	$8,316	$(834)

TPGI share of ATCF (d)	$3,755	$(386)

ATCF per share – basic	$0.26	$(0.03)

ATCF per share – diluted	$0.26	$(0.03)

Weighted average common shares—basic	14,354,703	14,310,367
Weighted average common shares—diluted	14,368,763	14,310,367

THOMAS PROPERTIES GROUP, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data).

(unaudited)

	Twelve months ended December 31,
	2006	2005
Revenues:
Rental	$33,076	$32,618
Tenant reimbursements	19,399	18,899
Parking and other	3,945	4,224
Investment advisory, management, leasing, and development services	7,913	4,633
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	14,241	8,876

Total revenues	78,574	69,250

Expenses:
Rental property operating and maintenance	15,115	14,605
Real estate taxes	5,904	5,803
Investment advisory, management, leasing, and development services	9,759	6,218
Rent - unconsolidated real estate entities	227	233
Interest	20,570	20,784
Depreciation and amortization	12,661	12,408
General and administrative	17,202	12,914

Total expenses	81,438	72,965

Gain on purchase of other secured loan	—	25,776
Gain on sale of real estate	10,640	—
Loss from early extinguishment of debt	(360)	(4,497)
Interest income	2,974	1,268
Equity in net loss of unconsolidated real estate entities	(12,909)	(16,259)
Minority interests - unitholders in the Operating Partnership	1,329	(1,559)
Minority interests in consolidated real estate entities	(472)	328

(Loss) income before (provision) for income taxes	(1,662)	1,342
(Provision) for income taxes	(534)	(698)

Net (loss) income	$(2,196)	$644

Basic (loss) earnings per share	$(0.15)	$0.05
Diluted (loss) earnings per share	(0.15)	0.05

Weighted average common shares - basic	14,339,032	14,301,932
Weighted average common shares - diluted	14,339,032	14,308,087

Reconciliation of net (loss) income to earnings before depreciation, amortization and deferred taxes (EBDT) (a):

Net (loss) income	$(2,196)	$644
Adjustments:
Deferred income tax expense	534	698
Minority interests	(857)	1,231
Depreciation and amortization	12,661	12,408
Amortization of loan costs	487	563
Unconsolidated real estate entities:
Depreciation and amortization	14,766	14,387
Depreciation and amortization from discontinued operations	—	1,063
Depreciation and amortization and accretion from cumulative effect of change in accounting principle	—	319
Amortization of loan costs from unconsolidated entities	1,580	798

EBDT	$26,975	$32,111

TPGI share of EBDT (b)	$12,216	$14,855

EBDT per share – basic	$0.85	$1.04

EBDT per share – diluted	$0.85	$1.04

Reconciliation of net (loss) income to after tax cash flow (ATCF) (c):

Net (loss) income	$(2,196)	$644
Adjustments:
Deferred income tax expense	534	698
Minority interests	(857)	1,231
Depreciation and amortization	12,661	12,408
Amortization of loan costs	487	563
Non-cash compensation expense	3,754	505
Straight-line rent adjustments	5,543	5,404
Fair market value of rent adjustments	(259)	(283)
Unconsolidated real estate entities:
Depreciation and amortization	14,766	14,387
Depreciation and amortization from discontinued operations	—	1,063
Depreciation and amortization and accretion from cumulative effect of change in accounting principle	—	319
Amortization of loan costs	1,580	798
Straight-line rent adjustments	(3,288)	(1,731)
Fair market value of rent adjustments	76	(217)

ATCF	$32,801	$35,789

TPGI share of ATCF (d)	$14,860	$16,556

ATCF per share – basic	$1.04	$1.16

ATCF per share – diluted	$1.04	$1.16

Weighted average common shares—basic	14,339,032	14,301,932
Weighted average common shares—diluted	14,352,913	14,308,087

(a)	EBDT is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies. EBDT as we define it excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).
(b)	Based on an interest in our operating partnership of 45.2% and 46.3% for the three months ended December 31, 2006 and 2005, respectively.
(c)	ATCF is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies. We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).
(d)	Based on an interest in our operating partnership of 45.3% and 46.3% for the twelve months ended December 31, 2006 and 2005, respectively.

THOMAS PROPERTIES GROUP, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

(unaudited)

	December 31, 2006	December 31, 2005
ASSETS
Investments in real estate	$442,798	$409,735
Less accumulated depreciation	(106,644)	(104,325)

	336,154	305,410
Investment in real estate—development property held for sale	—	7,751

	336,154	313,161
Investments in unconsolidated real estate entities	52,364	41,124
Cash and cash equivalents	64,343	63,915
Restricted cash	21,500	15,511
Rents and other receivables, net	2,195	1,804
Receivables—unconsolidated real estate entities	4,074	3,335
Deferred rents	17,610	23,111
Deferred leasing and loan costs, net	14,707	16,173
Deferred tax asset	37,457	39,440
Other assets	5,133	4,313

Total assets	$555,537	$521,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$331,828	$325,179
Accounts payable and other liabilities	35,458	13,545
Dividends and distributions payable	1,916	1,905
Prepaid rent	3,558	3,753

Total liabilities	372,760	344,382
Minority interests:
Unitholders in the Operating Partnership	75,842	74,099
Minority interests in consolidated real estate entities	4,288	26

Total minority interests	80,130	74,125
Common stock	144	143
Limited voting stock	167	167
Additional paid-in capital	106,044	106,713
Retained earnings and dividends	(3,708)	(3,379)
Unearned compensation, net	—	(264)

Total stockholders’ equity	102,647	103,380

Total liabilities and stockholders’ equity	$555,537	$521,887

Contact:	Thomas Properties Group, Inc. Website: www.tpgre.com Diana Laing, Chief Financial Officer 213-613-1900